Execution Version AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS AMENDMENT TO PURCHASE AND SALE AGREMEENT (this “Amendment”), dated as of November 1, 2023 (the “Amendment Effective Date”), is entered into by and among Knowles Capital Holdings, Inc., a Delaware corporation (“Stock Buyer”), and Knowles Intermediate PD Holdings, LLC, a Delaware limited liability company (together with Stock Buyer, the “Buyers”), on the one hand, and James P. Kaplan, in his capacity as Sellers’ Representative in the Agreement, on the other hand. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement (as defined below). RECITALS A. Buyer, Sellers’ Representative, and certain other Persons are parties to that certain Purchase and Sale Agreement (as amended from time to time, the “Agreement”), dated as of September 15, 2023. B. In accordance with Section 11.01 of the Agreement, Buyers and Sellers’ Representative desire to amend the Agreement as set forth herein. AGREEMENTS In consideration of the mutual covenants of the parties hereto as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows: 1. Amendments. (a) Section 7.23 of the Agreement is hereby amended and restated as follows: “7.23 Certain Export Controls Matters. With respect to the Specific Indemnity Items listed in items 2, 3, 4 and 5 of Schedule 8.02(a) (the “Export Controls Matters”), following the Closing, as owners of the Business, Buyers shall control the attempted resolution of such issues, including through discussions and filings with applicable Governmental Entities, as appropriate. Buyers and Sellers shall reasonably cooperate with each other with respect to such attempted resolution of the Export Controls Matters, so long as such cooperation does not interfere with or impede the operation of the Business, and Buyers in good faith shall consider Sellers’ Representative’s input regarding such attempted resolution. Sellers shall indemnify Buyers for the Export Controls Matters in accordance with Section 8.02(a)(ii)(J), including indemnifying Buyers for (a) Buyers’ reasonable expenses incurred pursuant to this Section 7.23 and (b) any corresponding settlement costs (including, if applicable, any fines) related to the Export Controls Matters required to be paid to any Governmental Entities; provided, however, that Buyers shall not agree to any settlement of any Export Control Matter without the prior written consent of Sellers’ Representative (which consent shall not be unreasonably withheld, conditioned or delayed).”

2 (b) Schedule 8.02(a) of the Agreement is hereby amended and restated as set forth on Exhibit A hereto. 2. Complete Agreement. This Amendment embodies the complete agreement and understanding among the parties to the Agreement with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among such parties, written or oral, which may have related to the subject matter hereof in any way. From and after the Amendment Effective Date, any reference to the Agreement shall mean the Agreement, as amended and modified by this Amendment. In the event of an inconsistency between the terms of the Agreement and this Amendment, this Amendment will control. 3. Limited Amendment. This Amendment is limited by its terms and does not and shall not serve to amend or waive any provision of the Agreement except as expressly provided for in this Amendment, and all other terms, conditions and obligations set forth in the Agreement shall continue in full force and effect and are hereby reaffirmed by the parties hereto. 4. Miscellaneous. Sections 11.01, 11.02, 11.03, 11.04, 11.05, 11.06, 11.09, 11.10, 11.11, 11.12 and 11.13 of the Agreement shall apply to this Amendment mutatis mutandis. [Remainder of page intentionally left blank; signature page follows]

[Signature Page to Amendment to Purchase and Sale Agreement] The parties hereto have executed this Amendment to Agreement and Plan of Merger as of the Amendment Effective Date. BUYERS: KNOWLES CAPITAL HOLDINGS, INC. By: /s/ John S. Anderson Name: John S. Anderson Its: President KNOWLES INTERMEDIATE PD HOLDINGS, LLC By: /s/ John S. Anderson Name: John S. Anderson Its: President SELLERS’ REPRESENTATIVE: /s/ James P. Kaplan James P. Kaplan